UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

———————

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)  February 11, 2005

Pointe Financial Corporation

(Exact Name of Registrant as Specified in Charter)

Florida

(State or Other Jurisdiction of Incorporation)

0-24433	65-0451402
(Commission File Number)	(IRS Employer Identification No.)

21845 Powerline Road

Boca Raton, Florida 33433

(Address of Principal Executive Offices)(Zip Code)

(Registrant’s Telephone Number, Including Area Code)  (561) 368-6300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On February 11, 2005, the shareholders of Pointe Financial Corporation (“PFC”) approved the Agreement and Plan of Merger, dated October 27, 2004, by and between PFC and The South Financial Group, Inc. at a special meeting of the shareholders.  A copy of the press release issued by PFC is included as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.

 Financial Statements and Exhibits.

(a)

Exhibits.

Exhibit No.

Exhibit

99.1

Press Release dated February 11, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

February 11, 2005

POINTE FINANCIAL CORPORATION

By:	/s/ BRADLEY R. MEREDITH
Name:	Bradley R. Meredith
Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)

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